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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 1998



                               SAXTON INCORPORATED
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)


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
          0-22299                                       88-0223654
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  (Commission File Number)                   (IRS Employer Identification No.)
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                 5440 W. SAHARA AVENUE, LAS VEGAS, NEVADA 89102
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               (Address of principal executive offices) (Zip code)



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      (Registrant's telephone number, including area code): (702) 221-1111



                                       NA
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          (Former name or former address, if changed since last report)




                                   Page 1 of 4
                             Exhibit Index at Page 4


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ITEM 5.  OTHER EVENTS.


         On October 8, 1998, Registrant signed a definitive agreement to acquire Diamond Key Homes, Inc. and certain related entities (collectively "Diamond Key"). Diamond Key is an Arizona entry-level homebuilder with approximately $25.6 million in assets and stockholder's equity of approximately $7.9 million as of August 31, 1998 and revenues of approximately $30.6 million for the first eight months of 1998, according to Diamond Key's unaudited financial statements. The purchase price, which will be determined as of the closing date based on a formula, is expected to approximate $11.1 million to be paid in cash at closing and an additional $2.0 million to be paid in cash and Registrant's common stock one year after closing. Larison P. Clark, the founder and sole stockholder of Diamond Key Homes, Inc., will continue to manage the daily operations of Diamond Key after the closing of the acquisition pursuant to a five-year employment agreement. The Registrant is currently in the process of arranging financing for the acquisition. The acquisition is expected to close by the end of 1998, but is subject to certain conditions. There can be no assurance that financing will be obtained or that the transaction will be consummated.

         Concurrently, Registrant entered into a nonbinding letter of intent to acquire HomeBanc Mortgage Corporation ("HomeBanc"), an affiliate of Diamond Key, for the purchase price of $450,000 payable in Registrant's common stock. HomeBanc is a mortgage broker focused on providing loans to Diamond Key homebuyers through third party lenders. The letter of intent is subject to the negotiation of a definitive purchase agreement and certain other conditions, including the closing of the acquisition of Diamond Key by the Registrant. There can be no assurance that a definitive purchase agreement will be signed or that the transaction will be consummated.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial Statements of Business Acquired.  Not applicable.


         (b)      Pro Forma Financial Information.  Not applicable.


         (c)      Exhibits.


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
Exhibit No.         Description
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     10.1           Stock and Membership Interest Purchase Agreement dated as of
                    October 7, 1998 by and among Saxton Incorporated, Diamond
                    Key Homes, Inc., Diamond Key Construction LLC, Larison P.
                    Clark and Lisa B. Clark.
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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



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
Date:  October 28, 1998                SAXTON INCORPORATED
                                       (Registrant)



                                       By:        /s/ James C. Saxton
                                           -------------------------------------
                                                      James C. Saxton
                                            Chairman of the Board, President and
                                                  Chief Executive Officer
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                                  EXHIBIT INDEX
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
  Exhibit No.       Description
  -----------       -----------
     10.1           Stock and Membership Interest Purchase Agreement dated as of
                    October 7, 1998 by and among Saxton Incorporated, Diamond
                    Key Homes, Inc., Diamond Key Construction LLC, Larison P.
                    Clark and Lisa B. Clark.
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